[LOGO]      SUNAMERICA
               THE RETIREMENT SPECIALIST









            T A X   M A N A G E D   E Q U I T Y   F U N D
            ---------------------------------------------
                                   2000 SEMIANNUAL REPORT









[LOGO]  SunAmerica
        Mutual Funds

--------------------------------------------------------------------------------
SUNAMERICA TAX MANAGED EQUITY FUND SEMIANNUAL REPORT
JUNE 15, 2000

Dear Shareholders:

    We are pleased to present you with this semiannual report for the SunAmerica Tax Managed Equity Fund. SunAmerica Tax Managed Equity Fund seeks high total return while minimizing the effect of taxes on investors' returns. With strategic buy and sell decisions and other cutting-edge tax-management policies, adviser J.P. Morgan successfully kept its tax liability to a minimum. To date, the Fund has not made a capital gains distribution.

    J.P. Morgan employed many techniques to meet its tax-efficiency goals. For example, the six months ended April 30, 2000 in the equity markets were dominated by tremendous volatility, especially within the technology sector. While such market volatility is nerve-wracking for many investors, from a tax-aware perspective it provided opportunities to offset any losses against gains. Indeed, the hallmark of J.P. Morgan's tax-aware approach is to aggressively offset these losses against gains and buy what it believes are attractive stocks. For the six month period ending April 30, 2000, Class A shares of your Fund returned 6.30%*.

PORTFOLIO ACTIVITY
    J.P. Morgan's primary strategy over the semiannual period was to overweight the portfolio in high quality technology names and to invest on a more limited basis in a few interesting newcomers believed to have sustainable competitive advantage. Key technology holdings included Sun Microsystems, Cisco Systems and EMC Corporation, each of which posted stunning six-month returns. Each of these three companies is a leader in its respective niche. Sun Microsystems is a leader in the server business, Cisco Systems in connectivity with routers, and EMC in data storage. Thus, each was a beneficiary of the exploding Internet, a medium that is clearly here to stay and dramatically altering the way business is conducted. Virtually all companies, not just technology companies, are being forced to spend capital on technology to implement new web-based applications.

    Exodus Communications, a leading provider of Internet system network management solutions and technology professional services for enterprises with mission-critical Internet operations, and the well-known Texas Instruments also positively contributed to portfolio performance.

    The technology sector also buoyed several telecommunications and service stocks. With increased amounts of data moving from place to place, the big news has been the build-out of bandwidth, which allows more data to be transmitted at faster speeds. Portfolio holdings Global Crossing and Level 3 Communications, both of which are successfully building out their broadband networks, boosted Fund returns. In addition, the announcement of the merger between Time Warner and America OnLine (AOL) led other stocks in the sector higher, including News Corp. and Seagram Co. While AOL's stock has languished since the announcement, we continue to hold it. AOL has the largest share of on-line subscribers, which the Adviser believes meshes well with Time Warner's ability to deliver extensive content to subscribers with high speed access.

    A few stocks did not fare as well, particularly in the financial services sector, where businesses were impacted by rising U.S. interest rates. These holdings included U.S. Bancorp, Washington Mutual, and First Union. In the pharmaceuticals sector, Fund holding Bristol-Myers Squibb suffered two individual setbacks during the period. The stock initially declined on negative news about the patents on their highly successful cancer drug Taxol. The stock

* 1 Year Average Annual Return with Maximum Sales Charge: 5.99%; Average Annual Return Since Inception with Maximum Sales Charge: 13.63%.

subsequently rebounded only to fall back again when the company announced that a highly anticipated drug known as Vanlev would be delayed. The Fund will continue to hold these stocks as long as its fundamentals are attractive. The Adviser seeks to turn over stocks when the return benefits outweigh the tax implications in order to control capital gains realization.

MANAGER OUTLOOK
    We expect the market to broaden a bit as the year 2000 continues. Most of the positive performance over the past few years has come from what are known as the Nifty 50 and the "megacap" growth stocks. This trend continued through much of March 2000, as a number of stocks in the technology, telecommunications and biotechnology sectors posted stunning gains. However, the valuations on these stocks are much higher than that of the rest of the market, and in April 2000, investors decided that valuations do matter. Many of the high-flying stocks retraced their advances. We believe that in the coming months the return of global economic growth may continue to lead investors to look beyond these overpriced stocks to smaller or international companies that trade at much lower multiples. This environment should be a positive one for the Fund.

    What is perhaps most crucial to remember as we look ahead is that tax-aware investing is important in all market conditions and may help increase the after-tax returns you actually receive in both rising and declining equity markets. Paying attention to the different tax treatments of price appreciation, dividends, and short- and long-term capital gains continues to set SunAmerica Tax Managed Equity Fund and its focus on after-tax wealth apart from most other traditionally managed mutual funds that focus solely on pre-tax performance.

    We value your confidence in us and look forward to continuing to serve your investment needs in the future.

Sincerely,

/s/ Peter A. Harbeck
Peter A. Harbeck
President
SunAmerica Mutual Funds

SunAmerica Strategic Investment Series, Inc.
STATEMENT OF ASSETS AND LIABILITIES -- APRIL 30, 2000 (UNAUDITED)

                                                                 TAX MANAGED
                                                                   EQUITY
                                                                    FUND
                                                                -------------
ASSETS:
Investments securities, at value*...........................    $119,400,886
Short-term securites*.......................................       4,213,000
Cash........................................................          32,712
Receivable for shares of beneficial interest sold...........       1,068,749
Interest and dividends receivable...........................          84,556
Receivable from investment adviser..........................          47,987
Prepaid expenses............................................             248
                                                                ------------
    Total assets............................................     124,848,138
                                                                ------------
LIABILITIES:
Payable for investments purchased...........................       1,035,767
Accrued expenses............................................          90,441
Investment advisory and management fees payable.............          86,190
Distribution and service maintenance fees payable...........          81,468
Payable for shares of beneficial interest redeemed..........          28,400
                                                                ------------
    Total liabilities.......................................       1,322,266
                                                                ------------
      Net assets............................................    $123,525,872
                                                                ============
NET ASSETS WERE COMPOSED OF:
Shares of beneficial interest, $.0001 par value.............    $        856
Paid-in capital.............................................     115,030,930
                                                                ------------
                                                                 115,031,786

Accumulated undistributed net investment loss...............        (349,179)
Accumulated undistributed net realized loss on
   investments..............................................      (2,783,995)
Net unrealized appreciation of investments..................      11,627,260
                                                                ------------
      Net assets............................................    $123,525,872
                                                                ============
*Identified cost
Investment securities.......................................    $107,773,626
                                                                ============
Short-term securities.......................................    $  4,213,000
                                                                ============

        See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
STATEMENT OF ASSETS AND LIABILITIES -- APRIL 30, 2000 (UNAUDITED) -- (CONTINUED)

                                                                TAX MANAGED
                                                                   EQUITY
                                                                    FUND
                                                                ------------
CLASS A (UNLIMITED SHARES AUTHORIZED):
Net assets..................................................    $37,092,727
Shares of beneficial interest issued and outstanding........      2,557,170
Net asset value and redemption price per share..............    $     14.51
Maximum sales charge (5.75% of offering price)..............           0.88
                                                                -----------
Maximum offering price to public............................    $     15.39
                                                                ===========
CLASS B (UNLIMITED SHARES AUTHORIZED):
Net assets..................................................    $42,005,170
Shares of beneficial interest issued and outstanding........      2,918,571
Net asset value, offering and redemption price per share
  (excluding any applicable contingent deferred sales
  charge)...................................................    $     14.39
                                                                ===========
CLASS II (UNLIMITED SHARES AUTHORIZED):
Net assets..................................................    $44,427,975
Shares of beneficial interest issued and outstanding........      3,082,790
Net asset value and redemption price per share
  (excluding any applicable contigent deferred sales
  charge)...................................................    $     14.41
Maximum sales charge (1.00% of offering price)..............           0.15
                                                                -----------
Maximum offering price to public............................    $     14.56
                                                                ===========

        See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
STATEMENT OF OPERATIONS -- FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)

                                                                TAX MANAGED
                                                                  EQUITY
                                                                   FUND
                                                                -----------
INVESTMENT INCOME:
Income:
  Interest..................................................    $  605,162
  Dividends (net of withholding taxes of $2,307)............        77,752
                                                                ----------
    Total investment income.................................       682,914
                                                                ----------
Expenses:
  Investment advisory and management fees...................       462,173
  Distribution and service maintenance fees--Class A........        59,952
  Distribution and service maintenance fees--Class B........       183,182
  Distribution and service maintenance fees--Class II.......       189,259
  Transfer agent fees and expenses--Class A.................        47,142
  Transfer agent fees and expenses--Class B.................        50,325
  Transfer agent fees and expenses--Class II................        51,934
  Registration fees--Class A................................        14,057
  Registration fees--Class B................................        14,718
  Registration fees--Class II...............................        15,458
  Custodian fees and expenses...............................        49,375
  Printing expense..........................................        26,425
  Audit and tax consulting fees.............................        12,495
  Legal fees and expenses...................................         8,890
  Trustees' fees and expenses...............................         2,251
  Miscellaneous expenses....................................         2,027
                                                                ----------
    Total expenses..........................................     1,189,663
    Less: expenses reimbursed by investment adviser.........      (158,997)
    Less: custody credits earned on cash balances...........          (165)
    Net expenses............................................     1,030,501
                                                                ----------
Net investment loss.........................................      (347,587)
                                                                ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments............................    (1,873,556)
Net change in unrealized appreciation/depreciation on
   investments..............................................     7,592,728
                                                                ----------
Net realized and unrealized gain on investments.............     5,719,172
                                                                ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $5,371,585
                                                                ==========

        See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                                     TAX MANAGED EQUITY FUND
                                                                ----------------------------------
                                                                 FOR THE SIX       FOR THE PERIOD
                                                                 MONTHS ENDED      MARCH 1, 1999*
                                                                APRIL 30, 2000        THROUGH
                                                                 (UNAUDITED)      OCTOBER 31, 1999
                                                                ----------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment loss.......................................     $   (347,587)       $  (136,397)
  Net realized loss on investments..........................       (1,873,556)          (910,439)
  Net change in unrealized appreciation/depreciation on
     investments............................................        7,592,728          4,034,532
                                                                 ------------        -----------
Net increase in net assets resulting from operations........        5,371,585          2,987,696
                                                                 ------------        -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income (Class A)......................               --                 --
  From net investment income (Class B)......................               --                 --
  From net investment income (Class II).....................               --                 --
  From net realized gains on investments (Class A)..........               --                 --
  From net realized gains on investments (Class B)..........               --                 --
  From net realized gains on investments (Class II).........               --                 --
                                                                 ------------        -----------
Total dividends and distributions to shareholders...........               --                 --
                                                                 ------------        -----------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS (NOTE 6)....................................       37,678,811         77,487,780
                                                                 ------------        -----------
TOTAL INCREASE IN NET ASSETS................................       43,050,396         80,475,476

NET ASSETS:
Beginning of period.........................................       80,475,476                 --
                                                                 ------------        -----------
End of period [including undistributed net investment loss
   for April 30, 2000 and October 31, 1999 of ($349,179) and
   ($1,592), respectively]..................................     $123,525,872        $80,475,476
                                                                 ============        ===========

       * Commencement of Operations

        See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
FINANCIAL HIGHLIGHTS

                            TAX MANAGED EQUITY FUND

                                                   NET GAIN
                                                  ON INVEST-      TOTAL      DIVIDENDS   DISTRI-
                        NET ASSET                 MENTS (BOTH      FROM      FROM NET    BUTIONS               NET ASSET
                         VALUE,     NET INVEST-    REALIZED      INVEST-      INVEST-      FROM      TOTAL      VALUE,
        PERIOD          BEGINNING      MENT           AND          MENT        MENT      CAPITAL    DISTRI-     END OF
        ENDED           OF PERIOD     LOSS(1)     UNREALIZED)   OPERATIONS    INCOME      GAINS     BUTIONS     PERIOD
----------------------  ---------   -----------   -----------   ----------   ---------   --------   --------   ---------

                                                        CLASS A
3/01/99-
  10/31/99(3).........   $12.50       $   --          $1.15        $1.15       $  --      $  --      $  --      $13.65
4/30/00(6)............    13.65        (0.01)          0.87         0.86          --         --         --       14.51

                                                        CLASS B
3/01/99-
  10/31/99(3).........   $12.50       $(0.06)         $1.14        $1.08       $  --      $  --      $  --      $13.58
4/30/00(6)............    13.58        (0.06)          0.87         0.81          --         --         --       14.39

                                                        CLASS II
3/01/99-
  10/31/99(3).........   $12.50       $(0.06)         $1.16        $1.10       $  --      $  --      $  --      $13.60
4/30/00(6)............    13.60        (0.06)          0.87         0.81          --         --         --       14.41


                                                               RATIO OF NET
                                    NET ASSETS    RATIO OF      INVESTMENT
                                      END OF      EXPENSES         LOSS
        PERIOD            TOTAL       PERIOD     TO AVERAGE     TO AVERAGE    PORTFOLIO
        ENDED           RETURN(2)    (000'S)     NET ASSETS     NET ASSETS    TURNOVER
----------------------  ---------   ----------   -----------   ------------   ---------
                                                    CLASS A
3/01/99-
  10/31/99(3).........    9.20%       $25,067    1.45%(4)(5)   (0.02)%(4)(5)     9%
4/30/00(6)............    6.30         37,093    1.45 (4)(5)   (0.19 ) (4)(5)    3
                                                    CLASS B
3/01/99-
  10/31/99(3).........    8.64%       $27,524    2.10%(4)(5)   (0.74)%(4)(5)     9%
4/30/00(6)............    5.96         42,005    2.10 (4)(5)   (0.84 ) (4)(5)    3
                                                   CLASS II
3/01/99-
  10/31/99(3).........    8.80%       $27,884    2.10%(4)(5)   (0.75)%(4)(5)     9%
4/30/00(6)............    5.96         44,428    2.10 (4)(5)   (0.85 ) (4)(5)    3

-------------

                  (1)   Calculated based upon average shares outstanding
                  (2) Total return is not annualized and does not reflect sales load
                  (3)   Commencement of operations
                  (4)   Annualized
                  (5) Net of the following expense reimbursements (based on average net assets):

                                                                     10/31/99    4/30/00
                                                                     --------    --------
      Tax Managed Equity Class A.................................     1.07%       0.29%
      Tax Managed Equity Class B.................................     0.84        0.29
      Tax Managed Equity Class II................................     0.83        0.29

(6) Unaudited

See Notes to Financial Statements

TAX MANAGED EQUITY FUND
PORTFOLIO OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED)

                                                          VALUE
       SECURITY DESCRIPTION            SHARES            (NOTE 2)

COMMON STOCK -- 96.7%
AUTOMOTIVE -- 0.9%
  Johnson Controls, Inc............    17,600    $              1,114,300
                                                 ------------------------
BANKS -- 3.6%
  BankAmerica Corp.................    37,200                   1,822,800
  First Union Corp.................    42,400                   1,351,500
  U.S. Bancorp.....................    62,600                   1,271,562
                                                 ------------------------
                                                                4,445,862
                                                 ------------------------
BROADCASTING & MEDIA -- 5.4%
  AT&T Corp.-Liberty Media Group,
    Inc.+..........................    28,100                   1,403,244
  Comcast Corp., Class A+..........    19,700                     789,231
  News Corp. Ltd. ADR..............    41,600                   2,139,800
  Seagram Co., Ltd.................    29,900                   1,614,600
  Time Warner, Inc.................     7,900                     710,506
                                                 ------------------------
                                                                6,657,381
                                                 ------------------------
BUSINESS SERVICES -- 0.5%
  United Parcel Service , Inc.,
    Class B........................     9,715                     646,048
                                                 ------------------------
CHEMICALS -- 1.2%
  Rohm & Haas Co...................    41,700                   1,485,563
                                                 ------------------------
COMMUNICATION EQUIPMENT -- 2.4%
  Lucent Technologies, Inc.........    28,000                   1,741,250
  Motorola, Inc....................     6,000                     714,375
  Palm, Inc.+......................       350                       9,538
  QUALCOMM, Inc.+..................     5,000                     542,187
                                                 ------------------------
                                                                3,007,350
                                                 ------------------------
COMPUTERS & BUSINESS EQUIPMENT -- 14.3%
  Cisco Systems, Inc.+.............    93,400                   6,475,247
  Compaq Computer Corp.............    16,200                     473,850
  EMC Corp.+.......................    24,000                   3,334,500
  International Business Machines
    Corp...........................    19,800                   2,210,175
  Sun Microsystems, Inc.+..........    56,200                   5,166,887
                                                 ------------------------
                                                               17,660,659
                                                 ------------------------
CONGLOMERATE -- 8.0%
  General Electric Co..............    31,100                   4,890,475
  Honeywell International, Inc.....    31,500                   1,764,000
  Tyco International Ltd...........    69,500                   3,192,656
                                                 ------------------------
                                                                9,847,131
                                                 ------------------------
COMPUTER SOFTWARE -- 5.0%
  Citrix Systems, Inc.+............    18,000                   1,099,125
  Computer Associates
    International, Inc.............     8,700                     485,569
                                                          VALUE
       SECURITY DESCRIPTION            SHARES            (NOTE 2)

COMPUTER SOFTWARE -- (CONTINUED)
  Microsoft Corp.+.................    57,100    $              3,982,725
  Siebel Systems, Inc.+............     5,000                     614,375
                                                 ------------------------
                                                                6,181,794
                                                 ------------------------
ELECTRONICS -- 5.5%
  Intel Corp.......................    30,100                   3,817,056
  Texas Instruments, Inc...........    17,900                   2,915,463
                                                 ------------------------
                                                                6,732,519
                                                 ------------------------
ENERGY SOURCES -- 6.1%
  Exxon Mobil Corp.................    60,310                   4,685,333
  Royal Dutch Petroleum Co.........    29,700                   1,704,037
  Tosco Corp.......................    35,900                   1,151,044
                                                 ------------------------
                                                                7,540,414
                                                 ------------------------
FINANCIAL SERVICES -- 6.4%
  Ambac Financial Group, Inc.......    18,700                     897,600
  CIT Group, Inc., Class A.........    24,200                     409,888
  Citigroup, Inc...................    26,900                   1,598,869
  Federal National Mortgage
    Association....................     7,500                     452,344
  Goldman Sachs Group, Inc.........    17,502                   1,632,061
  KeyCorp..........................    32,500                     601,250
  Washington Mutual, Inc...........    38,900                     994,381
  Wells Fargo & Co.................    31,000                   1,272,937
                                                 ------------------------
                                                                7,859,330
                                                 ------------------------
FOOD, BEVERAGE & TOBACCO -- 2.7%
  Coca-Cola Co.....................    21,400                   1,007,138
  PepsiCo, Inc.....................    32,300                   1,185,006
  Philip Morris Cos., Inc..........    49,700                   1,087,187
                                                 ------------------------
                                                                3,279,331
                                                 ------------------------
FOREST PRODUCTS -- 0.7%
  Temple-Inland, Inc...............    16,900                     847,113
                                                 ------------------------
HOUSEHOLD PRODUCTS -- 3.4%
  Clorox Co........................    10,900                     400,575
  Gillette Co......................    27,200                   1,006,400
  Procter & Gamble Co..............    19,700                   1,174,612
  Warner-Lambert Co................    14,300                   1,627,519
                                                 ------------------------
                                                                4,209,106
                                                 ------------------------
INSURANCE -- 2.1%
  Marsh & McLennan Cos., Inc.......    16,400                   1,616,425
  XL Capital Ltd., Class A.........    20,100                     957,262
                                                 ------------------------
                                                                2,573,687
                                                 ------------------------

TAX MANAGED EQUITY FUND
PORTFOLIO OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED) -- (CONTINUED)


                                                          VALUE
       SECURITY DESCRIPTION            SHARES            (NOTE 2)
COMMON STOCK -- (CONTINUED)
INTERNET SOFTWARE -- 2.2%
  America Online, Inc.+............    24,300    $              1,453,444
  Exodus Communications, Inc.+.....    14,800                   1,308,875
                                                 ------------------------
                                                                2,762,319
                                                 ------------------------
MACHINERY -- 1.0%
  Deere & Co.......................    19,400                     783,275
  Eaton Corp.......................     5,700                     478,800
                                                 ------------------------
                                                                1,262,075
                                                 ------------------------
METALS & MINING -- 0.5%
  Reynolds Metals Co...............     9,400                     625,100
                                                 ------------------------

PHARMACEUTICALS -- 9.0%
  Abbott Laboratories, Inc.........     7,500                     288,281
  ALZA Corp.+......................    12,400                     546,375
  American Home Products Corp......    31,300                   1,758,669
  Bristol-Myers Squibb Co..........    37,200                   1,950,675
  Forest Laboratories, Inc.+.......    15,800                   1,328,187
  Lilly Eli & Co...................    20,400                   1,577,175
  PE Corp.-Celera Genomics Group...    12,000                     720,000
  Pharmacia Corp...................    53,200                   2,656,675
  Schering-Plough Corp.............     8,700                     350,719
                                                 ------------------------
                                                               11,176,756
                                                 ------------------------
RETAIL STORES -- 5.4%
  Gap, Inc.........................    29,400                   1,080,450
  Home Depot, Inc..................    18,550                   1,039,959
  Target Corp......................    24,100                   1,604,156
  Wal-Mart Stores, Inc.............    53,300                   2,951,488
                                                 ------------------------
                                                                6,676,053
                                                 ------------------------
TELECOMMUNICATIONS -- 7.5%
  Allegiance Telecom, Inc.+........     4,650                     328,988
  AT&T Corp........................    28,550                   1,332,928
  Bell Atlantic Corp...............    11,500                     681,375
  Global Crossing Ltd.+............    15,000                     472,500
  GTE Corp.........................    21,500                   1,456,625
  Level 3 Communications, Inc.+....     8,100                     720,900


                                        SHARES/
                                    PRINCIPAL AMOUNT             VALUE
       SECURITY DESCRIPTION          (IN THOUSANDS)             (NOTE 2)

TELECOMMUNICATIONS -- (CONTINUED)
  MCI WorldCom, Inc.+.............          50,850      $              2,310,497
  SBC Communications, Inc.........          38,900                     1,704,306
  Sprint Corp. (PCS Group)+.......           5,400                       297,000
                                                        ------------------------
                                                                       9,305,119
                                                        ------------------------
TRANSPORTATION -- 0.9%
  Union Pacific Corp..............          25,500                     1,074,188
                                                        ------------------------

UTILITIES -- 2.0%
  Columbia Energy Group, Inc......           6,600                       414,150
  Dominion Resources, Inc.........          15,400                       693,000
  Entergy Corp....................           5,000                       127,188
  PG&E Corp.......................          33,000                       855,937
  PPL Corp........................          14,300                       341,413
                                                        ------------------------
                                                                       2,431,688
                                                        ------------------------
TOTAL INVESTMENT SECURITIES -- 96.7%
  (cost $107,773,626)...............................                 119,400,886
                                                        ------------------------
SHORT-TERM INVESTMENTS -- 3.4%
  Cayman Island Time Deposit with
    State Street Bank & Trust Co.
    4.25% due 5/01/00
    (cost $4,213,000).............  $        4,213                     4,213,000
                                                        ------------------------
TOTAL INVESTMENTS --
  (cost $111,986,626).............           100.1%                  123,613,886
Liabilities in excess of other
  assets..........................            (0.1)                      (88,014)
                                    --------------      ------------------------
NET ASSETS --.....................           100.0%     $            123,525,872
                                    ==============      ========================

------------

+                       Non-income producing security
ADR                     ("American Depository Receipt")

See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2000 (UNAUDITED)

NOTE 1. ORGANIZATION

   SunAmerica Strategic Investment Series, Inc. (the "Corporation") is an open-end, diversified management investment company organized as a Maryland corporation on December 16, 1998. It currently consists of one investment fund, the Tax Managed Equity Fund (the "Fund") which seeks high total return with a view towards minimizing the impact of capital gains taxes on investors' returns. The Fund is managed by SunAmerica Asset Management Corp. ("SAAMCo"), an indirect wholly-owned subsidiary of American International Group, Inc. The Fund currently offers three classes of shares. The cost structure for each class is as follows:

         Class A shares--     Offered at net asset value per share plus an
                              initial sales charge. Any purchases of
                              Class A shares in excess of $1,000,000 will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

         Class B shares--     Offered at net asset value per share without
                              an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to Class A shares on the first business day of the month after seven years from the issuance of such shares and at such time will be subject to the lower distribution fee applicable to Class A shares.

         Class II             Offered at net asset value per share plus an
           shares--           initial sales charge. Certain redemptions
                              made within 18 months of the date of purchase are subject to a contingent deferred sales charge.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions and each makes distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), except that
   Class B shares and Class II shares are subject to higher distribution fee rates.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

   The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements:

   SECURITY VALUATIONS: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2000 (UNAUDITED) -- (CONTINUED)

   closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a security's price is available from more than one foreign exchange, the Fund uses the exchange that is the primary market for the security. The Fund makes use of a pricing service in the determination of the net asset value. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Board of Directors. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

   SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: As customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. Funds investing in foreign securities may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated.

   Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

   The Fund issues and redeems shares, invests in securities and distributes dividends from net investment income and net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Capital gain distributions and dividends from net investment income, if any, are paid at least annually.

   The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected.

   For the period March 1, 1999 through October 31, 1999, the following reclassification arising from book/tax differences was primarily the result of reclassifications due to net operating losses.

                                                     ACCUMULATED     ACCUMULATED
                                                    UNDISTRIBUTED   UNDISTRIBUTED       PAID
                                                    NET REALIZED    NET INVESTMENT       IN
                                                      GAIN/LOSS      INCOME/LOSS      CAPITAL
                                                    -------------   --------------   ----------
Tax Managed Equity Fund...........................      $     --        $134,805     $(134,805)

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2000 (UNAUDITED) -- (CONTINUED)

   FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

   The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

NOTE 3. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT, DISTRIBUTION AGREEMENT AND SERVICE AGREEMENT

   The Corporation, on behalf of the Fund, has entered into an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo. Under the Agreement, SAAMCo provides continuous supervision of the Fund and administers its corporate affairs, subject to general review by the Board of Directors (the "Directors"). In connection therewith, SAAMCo furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and pays for the salaries and expenses of all personnel, including officers of the Fund who are employees of SAAMCo and its affiliates. The investment advisory and management fee payable by the Fund to SAAMCo is computed daily and payable monthly, at an annual rate of 0.85% of the average daily net assets. For the six months ended April 30, 2000, SAAMCo earned fees in the amount stated on the Statement of Operations.

   J.P. Morgan Investment Management, Inc. acts as Adviser to the Fund pursuant to a subadvisory agreement with SAAMCo. Under the subadvisory agreement, the Adviser manages the investment and reinvestment of the assets of the Fund. The Adviser is independent of SAAMCo and discharges its responsibilities subject to the policies of the Directors and the oversight and supervision of SAAMCo, which pays the Adviser's fees. The annual rate of fees payable by SunAmerica to the Adviser will be 0.45% of the Fund's average daily net assets up to $200 million, 0.40% on the next $200 million, and 0.35% thereafter. The Adviser has agreed to waive fees in the amount of 0.05% of the Fund's average daily net assets on the first $200 million through December 31, 1999. For the six months ended April 30, 2000, SAAMCo paid fees in the amount of $236,828 to the Adviser.

   SAAMCo has agreed to waive fees or reimburse expenses, if necessary, to keep annual expenses at or below 1.45% of average daily net assets on Class A shares and 2.10% of average daily net assets on Class B and Class II shares. SAAMCo also may waive or reimburse additional amounts to increase the investment return to the Fund's investors. Further, any waivers or reimbursements made by SAAMCo are subject to recoupment from the Fund within the following two years, provided that the Fund is able to effect such payment to SAAMCo and remain in compliance with the foregoing expense limitations.

   For the six months ended April 30, 2000, SAAMCo has agreed to reimburse expenses as follows:


              Tax Managed Equity Fund Class A...........  $50,370
              Tax Managed Equity Fund Class B...........   53,401
              Tax Managed Equity Fund Class II .........   55,226

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2000 (UNAUDITED) -- (CONTINUED)

   The Corporation, on behalf of the Fund, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an affiliate of SAAMCo. The Fund has adopted a distribution plan in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's Board of Directors. Pursuant to such rule, the Directors have adopted distribution plans hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class II Plan." In adopting the Class A Plan, the Class B Plan and the Class II Plan, the Directors determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   Under the Class A Plan, the Distributor receives payments from the Fund at an annual rate of 0.10% of average daily net assets of the Fund's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class II Plans, the Distributor may receive payments from the Fund at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class II shares, respectively, to compensate the Distributor and certain securities firms for providing sales and promotional activities and for distributing each such class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans also provide that each class of shares of the Fund may also pay the Distributor an account maintenance and service fee at an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the six months ended April 30, 2000, SACS received fees (see Statement of Operations) based on the aforementioned rate.

   SACS receives sales charges on the Funds' Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of the Funds' Class B and Class II shares. SACS has advised the Fund that for the six months ended April 30, 2000 the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                       CLASS A                        CLASS B                       CLASS II                       CLASS II
      ------------------------------------------   -------------   -------------------------------------------   -------------
                                                    CONTINGENT                                                    CONTINGENT
       SALES       AFFILIATED     NON-AFFILIATED     DEFERRED        SALES       AFFILIATED     NON-AFFILIATED     DEFERRED
      CHARGES    BROKER-DEALERS   BROKER-DEALERS   SALES CHARGES    CHARGES    BROKER-DEALERS   BROKER-DEALERS   SALES CHARGES
      --------   --------------   --------------   -------------   ---------   --------------   --------------   -------------
      $471,400      $266,103         $127,947         $35,617      $218,666       $137,771         $ 80,895         $12,854

   The Corporation, on behalf of the Fund, has entered into a service agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of SAAMCo. Under the service agreement, SAFS performs certain

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2000 (UNAUDITED) -- (CONTINUED)

   shareholder account functions by assisting the Fund's transfer agent in connection with the services that it offers to the shareholders of the Fund. The service agreement, which permits the Fund to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Directors. For the six months ended April 30, 2000 the Fund incurred the following expenses which are included in transfer agent fees in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

                                                PAYABLE AT
                EXPENSES                      APRIL 30, 2000
      -----------------------------   ------------------------------
      CLASS A   CLASS B    CLASS II   CLASS A    CLASS B    CLASS II
      -------   --------   --------   --------   --------   --------
      $37,684   $40,300    $41,637     $6,746     $7,564     $7,998

NOTE 4. PURCHASES AND SALES OF INVESTMENT SECURITIES

   The cost of purchases and proceeds from sales and maturities of long-term investments during the six months ended April 30, 2000 were as follows:

      Purchases (excluding U.S. government securities)............  $40,205,089
      Sales (excluding U.S. government securities)................    3,102,023
      Purchases of U.S. government securities.....................           --
      Sales of U.S. government securities.........................           --

NOTE 5. PORTFOLIO SECURITIES

   The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required.

   The amounts of aggregate unrealized gain (loss) and the cost of investment securities for book purposes, including short-term securities, were as follows:

         Cost....................................  $ 111,986,626
                                                   =============
         Appreciation............................  $  20,189,915
         Depreciation............................     (8,562,655)
                                                   -------------
         Net unrealized appreciation.............  $  11,627,260
                                                   =============

   At October 31, 1999 the Tax Managed Equity Fund had a capital loss carryforward of $910,428 which were available to the extent provided in regulations and which will expire in 2007. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2000 (UNAUDITED) -- (CONTINUED)

NOTE 6. CAPITAL SHARE TRANSACTIONS

   Transactions in capital shares of each class of each series were as follows:

                                                                TAX MANAGED EQUITY FUND
                                                  ----------------------------------------------------
                                                                        CLASS A
                                                  ----------------------------------------------------
                                                          FOR THE                 FOR THE PERIOD
                                                      SIX MONTHS ENDED            MARCH 1, 1999*
                                                       APRIL 30, 2000                 THROUGH
                                                        (UNAUDITED)              OCTOBER 31, 1999
                                                  ------------------------   -------------------------
                                                   SHARES        AMOUNT        SHARES        AMOUNT
                                                  ---------   ------------   ----------   ------------
      Shares sold...............................  1,112,143   $15,894,423     3,854,550   $ 49,922,780
      Reinvested dividends......................         --            --            --             --
      Shares redeemed...........................   (390,947)   (5,657,869)   (2,026,576)   (27,210,196)
                                                  ---------   -----------    ----------   ------------
      Net increase..............................    721,196   $10,236,554     1,827,974   $ 22,712,584
                                                  =========   ===========    ==========   ============

                                                                 TAX MANAGED EQUITY FUND
                                                   ---------------------------------------------------
                                                                         CLASS B
                                                   ---------------------------------------------------
                                                           FOR THE                 FOR THE PERIOD
                                                       SIX MONTHS ENDED            MARCH 1, 1999*
                                                        APRIL 30, 2000                THROUGH
                                                         (UNAUDITED)              OCTOBER 31, 1999
                                                   ------------------------   ------------------------
                                                    SHARES        AMOUNT       SHARES        AMOUNT
                                                   ---------   ------------   ---------   ------------
      Shares sold................................  1,136,322   $16,117,107    2,060,880   $27,669,284
      Reinvested dividends.......................         --            --           --            --
      Shares redeemed............................   (243,854)   (3,430,676)     (34,777)     (496,594)
                                                   ---------   -----------    ---------   -----------
      Net increase...............................    892,468   $12,686,431    2,026,103   $27,172,690
                                                   =========   ===========    =========   ===========

                                                                 TAX MANAGED EQUITY FUND
                                                   ---------------------------------------------------
                                                                        CLASS II
                                                   ---------------------------------------------------
                                                           FOR THE                 FOR THE PERIOD
                                                       SIX MONTHS ENDED            MARCH 1, 1999*
                                                        APRIL 30, 2000                THROUGH
                                                         (UNAUDITED)              OCTOBER 31, 1999
                                                   ------------------------   ------------------------
                                                    SHARES        AMOUNT       SHARES        AMOUNT
                                                   ---------   ------------   ---------   ------------
      Shares sold................................  1,304,477   $18,632,822    2,098,012   $28,177,645
      Reinvested dividends.......................         --            --           --            --
      Shares redeemed............................   (272,359)   (3,876,996)     (47,340)     (675,139)
                                                   ---------   -----------    ---------   -----------
      Net increase...............................  1,032,118   $14,755,826    2,050,672   $27,502,506
                                                   =========   ===========    =========   ===========

    * Commencement of Operations

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2000 (UNAUDITED) -- (CONTINUED)

NOTE 7. COMMITMENTS AND CONTINGENCIES

   The SunAmerica Family of Mutual Funds has established committed and uncommitted lines of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the Federal Funds Rate plus 50 basis points on the committed line and Federal Funds Rate plus 100 basis points on the uncommitted line of credit. There is also a commitment fee of 8 basis points per day for the daily unused portion of the committed line of credit. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000.

NOTE 8. DIRECTORS' RETIREMENT PLAN

   The Directors (and Trustees) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Directors. The Retirement Plan provides generally that if a disinterested Director who has at least 10 years of consecutive service as a Disinterested Director of any of the SunAmerica mutual funds (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years, is added to each Eligible Director's account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. As of April 30, 2000 the Fund had accrued $2,689 for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities, and for the six months ended April 30, 2000 expensed $1,097, which is included in Directors' fees and expenses on the Statement of Operations.

                                             FIRST CLASS MAIL
                                               U.S. POSTAGE
                                                   PAID
                                               HACKENSACK, NJ
                                               PERMIT NO. 552

[LOGO] SUNAMERICA
       MUTUAL FUNDS

       The SunAmerica Center
       733 Third Avenue
       New York, NY 10017-3204


Trustees
S. JAMES COPPERSMITH
SAMUEL M. EISENSTAT
STEPHEN J. GUTMAN
PETER A. HARBECK
SEBASTIANO STERPA

Officers
PETER A. HARBECK, PRESIDENT
J. STEVEN NEAMTZ, VICE PRESIDENT
ROBERT M. ZAKEM, SECRETARY
PETER C. SUTTON, TREASURER
PETER E. PISAPIA, ASSISTANT SECRETARY
ABBE P. STEIN, ASSISTANT SECRETARY
LAURIE FILIPPONE, ASSISTANT TREASURER
JOHN T. GENOY, ASSISTANT TREASURER
DONNA M. HANDEL, ASSISTANT TREASURER
CHERYL L. HAWTHORNE, ASSISTANT TREASURER

Investment Adviser
SUNAMERICA ASSET MANAGEMENT CORP.
THE SUNAMERICA CENTER
733 THIRD AVENUE
NEW YORK, NY 10017-3204

Distributor
SUNAMERICA CAPITAL SERVICES, INC.
THE SUNAMERICA CENTER
733 THIRD AVENUE
NEW YORK, NY 10017-3204

Shareholder Servicing Agent
SUNAMERICA FUND SERVICES, INC.
THE SUNAMERICA CENTER
733 THIRD AVENUE
NEW YORK, NY 10017-3204

Custodian and Transfer Agent
STATE STREET BANK AND TRUST COMPANY
P.O. BOX 419572
KANSAS CITY, MO 64141-6572

This report is submitted solely for the general information of shareholders of the Fund. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

The accompanying report has not been examined by independent accountants and accordingly no opinion has been expressed thereon.


[logo] Member of American International Group, Inc.
TXSAN-3/00